Exhibit 99.4

AMN HEALTHCARE

EQUITY PLAN

STOCK APPRECIATION RIGHT AGREEMENT

THIS STOCK APPRECIATION RIGHT AGREEMENT (the “Agreement”), made this DATE by and between AMN Healthcare Services, Inc. (the “Company”), a Delaware corporation, and NAME (the “Grantee”).

W I T N E S S E T H:

WHEREAS, the Company sponsors the AMN Healthcare Equity Plan (the “Plan”), and desires to afford the Grantee the opportunity to share in the appreciation of the Company’s common stock, par value $.01 per share (“Stock”) thereunder, thereby strengthening the Grantee’s commitment to the welfare of the Company and Affiliates and promoting an identity of interest between stockholders and the Grantee.

NOW THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

1. Definitions.

The following definitions shall be applicable throughout the Agreement. Where defined terms are not defined herein, their meaning shall be that set forth in the Plan.

(a) “Affiliate” means (i) any entity that directly or indirectly is controlled by, or is under common control with the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

(b) “Cause” means the Company or an Affiliate having “cause” to terminate an Grantee’s employment or service, as defined in any existing employment, consulting or any other agreement between the Grantee and the Company or a Subsidiary or Affiliate, or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Grantee has ceased to perform his duties to the Company or an Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee’s determination that the Grantee has engaged or is about to engage in conduct injurious to the Company or an Affiliate, (iii) the Grantee having been convicted of, or pleaded guilty or no contest to, a felony or a crime involving moral turpitude or (iv) the failure of the Grantee to follow the lawful instructions of the Board or his direct superiors; provided, however, that in the instances of clauses (i), (ii) and (iv), the Company or Affiliate, as applicable, must give the Grantee twenty (20) days’ prior written notice of the defaults constituting “cause” hereunder.

(c) “Change in Control” shall, unless in the case of a particular SAR, the applicable Stock Appreciation Right Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a majority of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;

(ii) the dissolution or liquidation of the Company;

(iii) the sale of all or substantially all of the business or assets of the Company; or

(iv) the consummation of a merger, consolidation or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), if immediately following such Business Combination: (x) a Person is or becomes the beneficial owner, directly or indirectly, of a majority of the combined voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), or (y) the Company’s shareholders cease to beneficially own, directly or indirectly, in substantially the same proportion as they owned the then outstanding voting securities immediately prior to the Business Combination, a majority of the combined voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation). “Surviving Corporation” shall mean the corporation resulting from a Business Combination, and “Parent Corporation” shall mean the ultimate parent corporation that directly or indirectly has beneficial ownership of a majority of the combined voting power of the then outstanding voting securities of the Surviving Corporation entitled to vote generally in the election of directors.

(d) “Committee” means the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

(e) “Disability” means a condition entitling a person to receive benefits under the long-term disability plan of the Company, a Subsidiary or Affiliate, as may be applicable to the Grantee in question, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which the Grantee was employed or served when such disability commenced or, as determined by the Committee based upon medical evidence acceptable to it.

(f) “Exercise Price” means the exercise price for an SAR as described in Section 2.

(g) “Grant Date” means                                         , which is the date specified in the authorization of this SAR grant.

(h) “Grantee” means an individual who has been selected by the Committee to participate in the Plan and to receive an SAR pursuant to Section 2.

(i) “Normal Termination” means termination of employment or service with the Company and Affiliates:

(i) by the Grantee;

(ii) upon retirement;

(iii) on account of death or Disability; or

(iv) by the Company, a Subsidiary or Affiliate without Cause.

(j) “SAR Period” means the period described in Section 2.

(k) “Stock Appreciation Right” or “SAR” means an award granted under Section 2.

2. Grant of Stock Appreciation Right. Subject to the terms and conditions set forth herein, the Company hereby grants to the Grantee, during the period commencing on the date of this Agreement and ending the day prior to the tenth anniversary of the date hereof (the “Termination Date”), a Stock Appreciation Right with respect to an aggregate of                      shares of Stock at $                     per share (the “Exercise Price”). The SAR entitles Grantee to the right to receive from the Company shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the Exercise Price multiplied by the number of shares of Stock with respect to which the SAR shall have been exercised. The original ten-year term of such SAR shall be referred to herein as the “SAR Period.”

3. Limitations on Exercise of Stock Appreciation Right. As set forth in the Plan, and subject to the terms and conditions set forth herein, the Grantee may exercise 33% of the SAR on and after the first annual anniversary of the Grant Date, an additional 34% of the SAR on and after the second anniversary of the Grant Date and a final 33% of the SAR on and after the third anniversary of the Grant Date.

4. Termination of Employment.

(a) If, prior to the end of the SAR Period, the Grantee shall undergo a Normal Termination other than due to death or Disability, (i) the portion of the SAR which is vested at the time of such Normal Termination shall be determined in accordance with Section 3, (ii) the portion of the SAR which is not vested at the date of such Normal Termination shall expire on such date; and (iii) the portion of the SAR which is vested at the date of such Normal Termination shall expire on the earlier of the Termination Date or the date that is three months after the date of such Normal Termination.

(b) If, prior to the end of the SAR Period, the Grantee dies or incurs a Disability while still in the employ or service of the Company, a Subsidiary or Affiliate, or if the Grantee dies within three months following a Normal Termination, (i) the portion of the SAR which is not vested at the date of such termination shall expire on such date; and (ii) the portion of the SAR which is vested at the date of such termination shall expire on the earlier of the Termination Date or the date that is twelve months after the date of such termination. In such event, the vested portion of the SAR may be exercised as described above by the Grantee’s personal representative or executor, or by the person or persons to whom the Grantee’s rights under the SAR pass by will or the applicable laws of descent and distribution.

(c) If, prior to the Termination Date, the Grantee is terminated from the employment or service with the Company for Cause or for reasons other than a Normal Termination, all portions of the SAR then held by such Grantee (whether or not vested) shall expire immediately upon such cessation of employment or service.

5. Method of Exercising SAR and Issuance of Shares.

(a) The Grantee may elect to exercise the vested portion of his SAR by giving written notice to the Company of his election to exercise a specified number of shares underlying his SAR. The Grantee shall thereupon be entitled to receive shares of Stock with a value equal to the product of (i) the Fair Market Value of a share of Stock on the date of exercise less the Exercise Price per share, multiplied by (ii) the number of shares of Stock underlying the SAR that is being exercised. The Company shall issue or transfer such shares of Stock to the Grantee and shall deliver to the Grantee a certificate or certificates therefor, registered in the Grantee’s name. The shares delivered to the Grantee pursuant to this Section 5 shall be free and clear of all liens, fully paid and non-assessable.

(b) The Grantee may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any shares of Stock or other property deliverable under the SAR or from any compensation or other amounts owing to the Grantee the amount (in cash, Stock or other property) of any required tax withholding and payroll taxes in respect of an SAR, its exercise, or any payment or transfer under an SAR or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

(c) Without limiting the generality of clause (b) above, in the Committee’s sole discretion the Grantee may satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by delivery of shares of Stock owned by the Grantee (which are not subject to any pledge or other security interest and which have been owned by the Grantee for at least 6 months or purchased on the open market) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise of the SAR a number of shares with a Fair Market Value equal to such withholding liability.

6. Company; Grantee.

(a) The term “Company” as used in this Agreement with reference to employment shall include the Company, its Subsidiaries and its Affiliates, as appropriate.

(b) Whenever the word “Grantee” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the beneficiaries, the executors, the administrators, or the person or persons to whom the SAR may be transferred by will or by the laws of descent and distribution, the word “Grantee” shall be deemed to include such person or persons.

7. Non-Transferability. The SAR is not transferable by the Grantee other than to a designated beneficiary upon death, by will or the laws of descent and distribution, or to a trust solely for the benefit of the Grantee or his immediate family, and are exercisable during the Grantee’s lifetime only by him, or in the case of the SAR being held by such a trust, by the trustee.

8. Forfeiture for Non-Compete Violation.

(a) Non-Compete. The Grantee agrees that during the term of Grantee’s employment and for a period of two years thereafter (the “Coverage Period”) the Grantee will not engage in, consult with, participate in, hold a position as shareholder, director, officer, consultant, employee, partner or investor, or otherwise assist any business entity (i) in any State of the United States of America or (ii) in any other country in which the Company has business activities, in either case, that is engaged in any activities which are competitive with the business of providing healthcare or other personnel on a temporary or permanent placement basis to hospitals, healthcare facilities, healthcare provider practice groups or other entities and any and all business activities reasonably related thereto in which the Company or any of its divisions, affiliates or subsidiaries are then engaged.

(b) Non-Solicit. The Grantee agrees that during the Coverage Period, he shall not solicit, attempt to solicit or endeavor to entice away from the Company any person who, at any time during the term of his employment was a traveling nurse, physician, allied healthcare professional or other healthcare professional, employee, customer, client or supplier of the Company.

(c) Confidential and Proprietary Information. The Grantee agrees that he will not, at any time make use of or divulge to any other person, firm or corporation any confidential or proprietary information concerning the business or policies of the Company or any of its divisions, affiliates or subsidiaries. For purposes of this Agreement, any confidential information shall constitute any information designated as confidential or proprietary by the Company or otherwise known by the Grantee to be confidential or proprietary information including, without limitation, customer information. Grantee acknowledges and agrees that for purposes of this Agreement, “customer information” includes without limitation, customer lists, all lists of professional personnel, names, addresses, phone numbers, contact persons, preferences, pricing arrangements, requirements and practices. Grantee’s obligation under this Section 8(c) shall not apply to any information which (i) is known publicly; (ii) is in the public domain or hereafter enters the public domain without the fault of Grantee; or (iii) is hereafter disclosed to Grantee by a third party not under an obligation of confidence to the Company. Grantee agrees not to remove from the premises of the Company, except as an employee of the Company in pursuit of the business of the Company or except as specifically permitted in writing by the Company, any document or other object containing or reflecting any such confidential or proprietary information. Grantee recognizes that all such information, whether developed by the Grantee or by someone else, will be the sole exclusive property of the Company. Upon termination of employment, Grantee shall forthwith deliver to the Company all such confidential or proprietary information, including without limitation all lists of customers, pricing methods, financial structures, correspondence, accounts, records and any other documents, computer disks, computer programs, software, laptops, modems or property made or held by him or under his control in relation to the business or affairs of the Company or any of its divisions, subsidiaries or affiliates, and no copy of any such confidential or proprietary information shall be retained by him.

(d) Forfeiture for Violations. If the Grantee shall at any time violate the provisions of Section 8(a), (b), or (c), the Grantee shall immediately forfeit his SAR (whether vested or unvested) and any exercise of an SAR which occurs after (or within 6 months before) any such violation shall be void ab initio.

9. Rights as Stockholder. The Grantee or a transferee of the SAR shall have no rights as a stockholder with respect to any share of Stock covered by the SAR until the Grantee shall have become the holder of record of such share and no adjustment shall be made for dividends or distributions or other rights in respect of such share of Stock for which the record date is prior to the date upon which she shall become the holder of record thereof.

10. Effect of Change in Control.

(a) In the event of a Change in Control, notwithstanding any vesting schedule, the SAR shall become immediately exercisable with respect to 100 percent of the shares subject to such SAR and, to the extent practicable, such acceleration of exercisability shall occur in a manner and at a time which allows the Grantee the ability to exercise his SAR and participate in the Change in Control transaction with respect to the Stock subject to such SAR.

(b) In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the Grantee, cancel any outstanding portions of the SAR and pay to the Grantee, in cash or stock, or any combination thereof, the value of such portions of the SAR based upon the price per share of Stock received or to be received by other shareholders of the Company in the event.

(c) The obligations of the Company under this Agreement shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of the Grantee’s rights under this Agreement in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

11. Compliance with Law. Notwithstanding any of the provisions hereof, the Grantee hereby agrees that the Grantee will not exercise the SAR, and that the Company will not be obligated to issue or transfer any shares to the Grantee hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by the Grantee or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities for sale under the Securities Act or to take any other affirmative action in order to cause the exercise of the SAR or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority.

12. Notice. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Grantee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Grantee may be given to the Grantee personally or may be mailed to her at her address as recorded in the records of the Company.

13. No Right to Continued Employment. This Agreement shall not be construed as giving the Grantee the right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate. Further, the Company or an Affiliate may at any time dismiss the Grantee or discontinue any consulting relationship, free from any liability or any claim under this Agreement, except as otherwise expressly provided herein.

14. Binding Effect. Subject to Section 7 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

15. Amendment of Agreement. The Committee may, to the extent consistent with the terms of this Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any portion of the SAR heretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of the Grantee in respect of any SAR already granted shall not to that extent be effective without the consent of the Grantee.

16. SAR Subject to Plan. By entering into this Agreement, the Grantee agrees and acknowledges that the Grantee has received and read a copy of the Plan. The SAR is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

17. Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

AMN HEALTHCARE SERVICES, INC.

By:
Name:
Title:

GRANTEE

By:
Name: